SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: January 6, 1997



                                VTEL CORPORATION

             (Exact name of registrant as specified in its charter)


           DELAWARE                       0-20008                 74-2415696
--------------------------------- ------------------------  --------------------
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
 incorporation or organization)                              Identification No.)

108 Wild Basin Road
     Austin, Texas                                         78746
----------------------------------------       ---------------------------------
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code (512) 314-2700.

CORPDAL:59987.1 22768-00022
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ITEM 5.           OTHER EVENTS.

         On January 6, 1997, VTEL Corporation, a Delaware corporation ("VTEL"), VTEL-Sub, Inc., a Delaware corporation and direct wholly owned subsidiary of VTEL ("Merger Sub"), and Compression Labs, Incorporated, a Delaware corporation ("CLI"), entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement"), pursuant to which Merger Sub will merge with and into CLI (the "Merger"), with CLI becoming a direct wholly owned subsidiary of VTEL. As a result of the Merger, (a) the outstanding shares of CLI's common stock, par value $.001 per share ("CLI Common Stock"), will be converted into the right to receive 0.46 shares of common stock of VTEL, par value $.01 per share ("VTEL Common Stock"), per share of CLI Common Stock converted (or cash in lieu of fractional shares otherwise deliverable in respect thereof), and (b) the outstanding shares of CLI Series C Preferred Stock, par value $.001 per share ("CLI Preferred Stock"), will be converted into the right to receive 3.15 shares of VTEL Common Stock, per share of CLI Preferred Stock converted (or cash in lieu of fractional shares otherwise deliverable in respect thereof). The Merger is conditioned upon, among other things, approval by holders of a majority of VTEL Common Stock, by holders of a majority of CLI Common Stock, and upon receipt of certain regulatory and governmental approvals. The Merger Agreement is attached as Exhibit 1 hereto and its terms are incorporated herein by reference.

         Simultaneously with their execution and delivery of the Merger Agreement, VTEL and CLI entered into a stock option agreement (the "Stock Option Agreement") pursuant to which CLI granted VTEL the right, upon the terms and subject to the conditions set forth therein, to purchase up to 3,120,500 shares of CLI Common Stock at a price of $4.6575 per share. The Stock Option Agreement is attached as Exhibit 2 hereto, and its terms are incorporated herein by reference.

         A copy of the Press Release, dated January 7, 1997, issued by VTEL and CLI relating to the Merger is attached as Exhibit 3 hereto and is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  1. Agreement and Plan of Merger and Reorganization, dated as of January 6, 1997, by and among VTEL Corporation, VTEL-Sub, Inc., and Compression Labs, Incorporated.

                  2. Stock Option Agreement, dated as of January 6, 1997, by and between Compression Labs, Incorporated (as "Issuer") and VTEL Corporation (as "Grantee").

                  3. Press Release, dated January 7, 1997, relating to transactions between VTEL Corporation and Compression Labs, Incorporated.



CORPDAL:59987.1 22768-00022
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 15, 1997.


                                                   VTEL CORPORATION


                                                   By:/s/Rodney S. Bond
                                                  ------------------------
                                                 Name:  Rodney S. Bond
                                                Title:    Vice President-Finance



CORPDAL:59987.1 22768-00022
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                                  EXHIBIT INDEX



                                                                    Sequentially
Exhibit                                                               Numbered
 No.            Exhibit Description                                     Page
99.1 Agreement and Plan of Merger and Reorganization, dated as of January 6, 1997, by and among VTEL Corporation, VTEL-Sub, Inc., and Compression Labs, Incorporated
99.2 Stock Option Agreement, dated as of January 6, 1997, by and between Compression Labs, Incorporated (as "Issuer") and VTEL Corporation (as "Grantee")
99.3 Press Release, dated January 7, 1997, relating to transactions between VTEL Corporation and Compression
          Labs, Incorporated




CORPDAL:59987.1 22768-00022
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